EXCHANGE LISTED FUNDS TRUST

Skylar Electricity Futures ETF (NYSE Arca Ticker: MWHS)

(the “Fund”)

Supplement dated July 10, 2026, to the Fund’s currently effective prospectus (“Prospectus”) and summary prospectus (“Summary Prospectus”)

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus for the Fund and should be read in conjunction with those documents.

Effective immediately, the “Premium/Discount Risk” under the “Principal Risks” section of the Prospectus and Summary Prospectus and under the “Additional Principal Risk Information” section of the Prospectus is deleted in its entirety and replaced with the following:

Premium/Discount Risk. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment adviser cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value and the bid/ask spread on the Fund’s shares may widen. Additionally, the Fund’s shares may trade at a significant premium or discount to their net asset value in the event that a lead market maker is unwilling or unable to make a market in the Fund’s shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.